                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2002


                         Cousins Properties Incorporated
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)


                                     0-3576
                                     ------
                            (Commission File Number)


                                   58-0869052
                                   ----------
                      (IRS Employer Identification Number)


              2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
              -----------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (770) 955-2200


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Attached as Exhibit 99.1 and incorporated herein by reference is a document setting forth (1) each non-GAAP financial measure appearing in the Registrant's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2002, (2) for each non-GAAP measure, the most directly comparable GAAP measure, and (3) for each non-GAAP measure, a reconciliation to such GAAP measure.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  None.

         (b)  Pro Forma Financial Information.

                  None.

         (c)  Exhibits.

                  The following exhibit is filed herewith:

     Exhibit No.  Description
     -----------  -----------
         99.1     Reconciliation of Non-GAAP Financial Measures Appearing in the
                  Registrant's Annual Report on Form 10-K for the Fiscal Year
                  Ended December 31, 2002

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 2003

                               COUSINS PROPERTIES INCORPORATED


                               By:  /s/ Tom G. Charlesworth
                                    -------------------------------------------
                                    Tom G. Charlesworth
                                    Executive Vice President, Chief Financial
                                    Officer and Chief Investment Officer
                                    (Duly Authorized Officer and Principal
                                    Financial Officer)